UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 2, 2009

LAS VEGAS SANDS CORP.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

001-32373	27-0099920
(Commission File Number)	(I.R.S. Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

Sands China Ltd., a recently formed indirect subsidiary of Las Vegas Sands Corp. (the “Company”), which previously applied for listing on The Stock Exchange of Hong Kong Limited (the “SEHK”) on August 20, 2009, completed its listing committee hearing on October 29, 2009. The Company notes that the listing application of Sands China Ltd. is still subject to formal approval from the SEHK, which will only be received upon satisfaction of certain other conditions imposed by the listing committee of the SEHK, other applicable requirements of the SEHK and the Rules Governing the Listing of Securities on the SEHK (the “Hong Kong Listing Rules”). In connection with the completion of the listing committee hearing process, Sands China Ltd. posted a Web Proof Information Pack (the “WPIP”) on the website of the SEHK on November 2, 2009 in connection with the proposed listing of the shares of Sands China Ltd. on the SEHK (the “Listing”) in accordance with the Hong Kong Listing Rules. The full WPIP is attached herewith as Exhibit 99.1.

Sands China Ltd. was formed to hold the Company’s Macau operations in connection with the Listing. Upon completion of certain corporate reorganization transactions being entered into in connection with the Listing, Sands China Ltd., through its operating subsidiaries, will be a developer, owner and operator of integrated resorts and casinos in Macau.

The posting of the WPIP was carried out for the purpose of providing information to the public in Hong Kong and is prepared in accordance with the Hong Kong Listing Rules. The WPIP is in draft form and the information contained in the WPIP is incomplete and subject to change, which may be material.

The WPIP contains certain information about the Company’s operations in Macau, which will be owned by Sands China Ltd. following the completion of Sands China Ltd.’s on-going corporate reorganization. The WPIP includes information relating to Sands China Ltd.’s business operations, risk factors associated with such business operations, draft audited financial information, draft unaudited financial information, prospective financial information for the fiscal year ending December 31, 2009, including an adjusted EBITDAR forecast (collectively, the “Profit Forecast”), management’s discussion and analysis of financial condition and results of operations and property valuations. The draft audited and unaudited financial information and Profit Forecast contained in the WPIP is presented in U.S. dollars and has been prepared in accordance with International Financial Reporting Standards (“IFRS”) in accordance with the Hong Kong Listing Rules. IFRS differs in certain material respects from Generally Accepted Accounting Principals in the United States (“U.S. GAAP”). The WPIP does not include a discussion of the differences between IFRS and U.S. GAAP and does not contain a reconciliation of the IFRS-based financial information to U.S. GAAP. The draft audited and unaudited financial information reported in the WPIP also includes adjusted EBITDAR for Sands China Ltd., which is based on the underlying IFRS draft audited and unaudited financial information of Sands China Ltd. and differs from adjusted property EBITDAR as reported by the Company with respect to its Macau operating segments. The Profit Forecast for Sands China Ltd. is based on the draft audited combined financial information of Sands China Ltd. for the six months ended June 30, 2009, the draft unaudited financial information of Sands China Ltd. for the three months ended September 30, 2009 and a forecast of the consolidated results of Sands China Ltd. and its subsidiaries for the remaining three months ending December 31, 2009.

Sands China Ltd. does not intend to update the Profit Forecast or to publish similar profit forecasts in the future. PricewaterhouseCoopers, Certified Public Accountants, Hong Kong, the independent accountants for Sands China Ltd, has neither examined, compiled nor performed any procedures with respect to the Profit Forecast for the purpose of its inclusion in the WPIP and, accordingly, PricewaterhouseCoopers does not express an opinion or other form of assurance on such information or its achievability. PricewaterhouseCoopers assumes no responsibility for, and denies any association with, the Profit Forecast. The draft PricewaterhouseCoopers report included in the WPIP refers exclusively to Sand China Ltd.’s historical financial information as indicated in the draft report, and does not extend to the draft unaudited financial information and the Profit Forecast, other than the draft unaudited financial information for the six months ended June 30, 2008. Furthermore, the draft audited and unaudited financial information and the Profit Forecast included in the WPIP were not prepared with a view to compliance with published guidelines of the U.S. Securities and Exchange Commission (the “SEC”) and the American Institute of Certified Public Accountants (the

“AICPA”), for the preparation and presentation of prospective financial information. Accordingly, this information does not include presentations and disclosure of all information required by the AICPA guidelines on prospective financial information. This information is necessarily based upon a number of assumptions and estimates that, while considered reasonable by Sands China Ltd. based on information known by its management at the time the WPIP was posted, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Sands China Ltd., and upon assumptions with respect to future business decisions that are subject to change, including the principal bases and assumptions set forth in the WPIP. Accordingly, there can be no assurance that these results will be realized.

The WPIP also contains forward-looking statements including, without limitation, strategies regarding Sands China Ltd.’s business, development activities, capital structure following completion of its on-going corporate reorganization, other capital spending, financing sources, the Profit Forecast, the effects of regulation (including gaming and tax regulations) and strategies and expectations concerning future operations, margins, profitability, liquidity and capital resources, the future development of its industry, competition and the future development of the general economy of Sands China Ltd.’s key markets. Such forward-looking statements are based on numerous assumptions regarding Sands China Ltd.’s present and future business strategy and the environment in which it will operate in the future and are not a guarantee of future performance. These forward-looking statements are subject to certain known and unknown risks, uncertainties and assumptions, which may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied in the WPIP. These risks and uncertainties include, but are not limited to, recent disruptions in the global capital markets and Sands China Ltd.’s ability to obtain sufficient funding for its current and future developments in Cotai; its leverage, debt service and ability to maintain compliance with financial covenants in its debt agreements; increased competition and additional construction in Macau; and other risk factors described in the WPIP including those set forth under the heading “Forward-Looking Statements.” The forward-looking statements contained in the WPIP reflect management’s current view with respect to possible future events and, subject to the requirements of applicable laws, rules and regulations, the Company and Sands China Ltd. do not have any obligation and do not intend to update or otherwise revise the forward-looking statements in the WPIP, whether as a result of new information, future events or developments, or otherwise.

The WPIP also contains a report from PricewaterhouseCoopers Ltd. on the limited assurance engagement on Sands China Ltd.’s anti-money laundering internal control system. The work performed by PricewaterhouseCoopers Ltd. is not in accordance with auditing standards or other standards and practices generally accepted in the United States of America or auditing standards of the Public Company Accounting Oversight Board (United States), and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Web Proof Information Pack, dated as of November 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 2, 2009

LAS VEGAS SANDS CORP.

By:	/S/ KENNETH J. KAY
Name:	Kenneth J. Kay
Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Web Proof Information Pack, dated as of November 2, 2009